DPF

Davlin Philanthropic Funds

Creating a world of philanthropists.

PROSPECTUS

DAVLIN PHILANTHROPIC FUND

(DPFDX)

October 3, 2011

c/o Mutual Shareholder Services

8000 Towne Centre Dr. – 400

Broadview Heights, Ohio  44147

877-Davlin-8 toll free

440-922-0066 in Ohio

440-526-4446 fax

Advised by: Davlin Fund Advisors, LLC

www.DavlinFunds.org

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS PROVIDES IMPORTANT INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING.  PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

DAVLIN PHILANTHROPIC FUND SUMMARY

4

The Fund's Objectives

4

The Fund’s Philanthropic Objective.

4

The Fund’s Investment Objective.

4

Fees And Expenses of the Fund

4

The Fund's Principal Strategies

5

The Fund’s Principal Philanthropic Strategies.

5

The Fund's Principal Investment Strategies.

6

The Fund's Principal Risks

6

The Fund’s Principal Philanthropic Risks

6

The Fund’s Principal Investment Risks

7

Performance:

8

Investment Adviser

9

Investment Adviser Portfolio Manager:

9

Purchase and Sale of Fund Shares:

9

Tax Information:

9

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

10

The Fund's Objectives

10

The Fund’s Philanthropic Objective.

10

The Fund’s Investment Objective.

10

The Fund's Principal Strategies

10

The Fund’s Principal Philanthropic Strategies.

10

The Fund's Principal Investment Strategies.

12

Temporary Investments

13

The Fund's Principal Risks

13

The Fund’s Principal Philanthropic Risks

13

The Fund’s Principal Investment Risks

13

Portfolio Holdings Disclosure:

15

MANAGEMENT OF THE FUND

15

Investment Adviser:

15

Investment Adviser Portfolio Managers:

15

PRICING THE FUND’S SHARES

16

HOW TO BUY SHARES

16

HOW TO REDEEM SHARES

19

DIVIDENDS AND DISTRIBUTIONS

21

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

21

TAXES

22

DISTRIBUTION PLAN

23

SHAREHOLDER STATEMENTS AND REPORTS

23

FINANCIAL HIGHLIGHTS

23

PRIVACY NOTICE

25

DAVLIN PHILANTHROPIC FUND SUMMARY

THE FUND'S OBJECTIVES

The Fund’s Philanthropic Objective.  The Davlin Philanthropic Fund seeks to provide donations on a dependable and long-term basis to a large selection of charities.

The Fund’s Investment Objective.  The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee (as a percentage of amount redeemed for shares held less than 90 days)	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution (12b-1) Fees	0.00%
Charitable Contributions	0.50%
Acquired Funds Fees and Expenses[1]	0.03%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.53%

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Davlin Philanthropic Fund	$156	$483	$834	$1,824

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 20.60% of the average value of its portfolio.

THE FUND'S PRINCIPAL STRATEGIES

The Fund’s Principal Philanthropic Strategies.

Like all mutual funds, investors in the Fund own their pro rata share of the assets of the Fund, and receive their pro rata share of the Fund’s returns, less the fees and expenses.  The special feature of this Fund is that instead of the adviser fee just going to the investment adviser, part of it will be donated to charity.  The intent is to allow investors the ability to provide a recurring stream of donations to various charities without impacting, in a material way, their capital, which needs to be preserved for savings and retirement.

•

The Fund’s investment adviser, Davlin Fund Advisors, LLC, will be paid annually a fee equal to 1.00% of the Fund’s average daily net assets to provide investment advice to the Fund and pay all of the Fund’s ordinary operating expenses.

•

The adviser is committed to the philanthropic goals of the Fund, and has agreed to waive annually any of the Fund’s advisory fees that represent a profit (defined as the adviser’s total income from advisory fees less operating expenses, including compensation to advisory personnel) to the adviser (“Waived Fees”).

•

The Fund will annually donate an amount equal to 0.50% of the Fund's net assets, plus any Waived Fees, to a non-profit foundation, the Davlin Foundation.  On an annual basis, the Foundation will distribute the Fund’s donations to various charities with guidance from the Fund’s investors.

•

The Fund also offers a Donation Matching Program, whereby certain Fund investors ask the Foundation to use their portion of the donations to match other investors’ gifts to specific charities.  Consequently, the amount that a specific charity may receive can be larger than the calculated amount as defined by individual investor requests.  For the year ending March 30, 2011, the average month-end Matching Premium was $9.27.  This means that for each $1.00 of donations with a specifically named charity, there was on average $9.27 in additional matching funds.

It is the adviser’s expectation that, if the Fund grows and the adviser benefits from the economies of scale, the amount of annual donation will increase - both as a percentage of Fund assets and in real dollars.  Through these economies of scale, the Fund hopes to make significant annual donations to a large variety of philanthropic causes.

The Fund’s charitable donations will be treated like any other fee or expense in that it will reduce the Fund’s net asset value and the Fund may use some or all of the charitable donations to reduce the distributions paid to shareholders.  As such, no further consideration is needed, or tax deduction permitted, by the shareholders.

The Fund's Principal Investment Strategies.

The Fund seeks to meet its investment objective by investing primarily in equity securities traded on U.S. markets, including common stock, preferred stock, American Depositary Receipts ("ADRs"), and other investment companies, including exchange traded funds ("ETFs") and index funds.  An ADR is a U.S. dollar denominated certificate issued by a U.S. bank that evidences ownership of shares of a foreign company.  ADRs are alternatives to the direct purchase of the underlying foreign stock.

The Fund utilizes a “Quality Value” investment style to minimize risk and maximize return, with the goal of providing a superior long-term, risk-adjusted return.  This investment style has the following characteristics:

Value Investment Style – In managing the Fund, the investment adviser uses a value-style approach and invests in companies trading at a discount to their long term intrinsic value as defined by the portfolio manager and measured by metrics such as a low price-to-earnings, price-to-cash-flow, and/or price-to-book ratio.

Quality Company Characteristics – The Fund invests in high quality companies, as defined on a historical basis by metrics such as a high return on assets, return on equity, and/or return on risk capital, that in the portfolio manager’s opinion have stock prices that do not adequately reflect their long term intrinsic value.  A company meeting the investment adviser’s metrics may issue securities that are not deemed to be “high quality” by third-party analysts (e.g. Morningstar, Lipper).

Market Capitalization Range – The Fund seeks to find value without regard to a specified market capitalization range.

Trading Strategy – It is the investment adviser's belief that superior returns are generated by investing in good companies at discounted prices and holding those investments until such time that a company's stock price rises above that company's long term intrinsic value.

Due Diligence – The investment adviser utilizes a qualitative research style that focuses on speaking with or reading information from sources like management, stock analysts, industry reporters, trade association representatives, competitors, vendors and customers to gain insight on companies.

The Fund may invest in the securities of other investment companies, including mutual funds, closed-end funds and ETFs ("Underlying Funds") to achieve exposure to a particular segment of the economy or geographic region if the adviser believes that a particular segment or geographic region is undervalued by the market.  The Underlying Funds will vary depending on the adviser’s assessment of the opportunities as they arise.

THE FUND'S PRINCIPAL RISKS

The Fund’s Principal Philanthropic Risks

•

Charitable Designation Risk.  Once the donations from the Fund are paid to the Foundation, the Foundation’s Board of Trustees will have full authority over the proceeds.  In executing its mission, the Foundation has full authority to add or remove charities from its approved list, set minimum donation sizes or affect donations as they see fit.  As such, there can be no assurance that the investor’s recommended charities will receive donations.  The number of approved charities may not increase.

•

Donation Risk:  If the Fund does not grow in a meaningful way, or if the Fund’s expenses increase, the adviser will not achieve the economies of scale necessary for it to waive fees and the Fund’s donations will not increase beyond 0.50%.  If the Fund incurs any expenses that the adviser is unwilling or unable to pay, the Fund’s charitable contribution could drop below 0.50%.  There may be more tax efficient contribution strategies than investing in the Fund.

•

Donation Matching Premium Risk:  The Matching Premium may change both up and down over time as the ratio between amounts invested in the Fund by Donation Matching Investors and normal investors changes with contributions and redemptions.  In addition, the Davlin Foundation directors will decide which charities receive the matching funds, and there is no guarantee that any one specific charity will receive matching funds. Investors can check the current Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

The Fund’s Principal Investment Risks

All mutual funds carry a certain amount of risk.  The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund.  Below are some specific risks of investing in the Fund.

•

Management Risk.  The investment adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

•

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

•

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Recent market volatility illustrates that factors such as domestic and international economic growth and market conditions, interest rate levels and political events can result in significant changes in market values.

•

Underlying Fund Expenses Risks.  Investors in the Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund also will incur brokerage costs when it purchases ETFs and closed-end funds.  Furthermore, investments in Underlying Funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

•

Underlying Fund Risks.  The ETFs and index funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs and expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.  Each Underlying Fund is subject to specific risks, depending on the nature of the fund.

•

Smaller Company Risk.  The Fund may invest in smaller capitalization companies (that is, companies with market capitalizations of $1 billion or less).  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than larger companies.  In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies.

•

Foreign Investing Risk.  Foreign investing involves risks not typically associated with U.S. investments including adverse fluctuations in foreign currency values, adverse political, social and economic developments.  Foreign investing involves less publicly available information, more volatile or less liquid securities markets, restrictions on receiving the investment proceeds, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Owning foreign securities, including investments in emerging markets, could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

PERFORMANCE:

The bar chart and performance table below show the performance of shares of the Fund for each full fiscal year since the Fund's inception.  The chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year.  The performance table compares the performance of shares of the Fund over time to the performance of a broad-based securities market index and a supplemental index.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-DAVLIN-8 (877-328-5468) or visiting www.DavlinFunds.org.

Fund Annual Total Return For Calendar Years Ended December 31

The Fund’s year-to-date return for the period ended September 30, 2011 was -17.65%.

Best Quarter:	3rd Quarter 2009	16.20%
Worst Quarter:	4th Quarter 2008	-8.65%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2010)

	ONE YEAR	LIFE OF FUND (Inception June 11, 2008)
Fund Shares
Return Before Taxes	16.94%	11.51%
Return After Taxes On Distributions	16.44%	10.82%
Return After Taxes On Distributions And Sale Of Fund Shares	11.06%	9.02%
Russell 2000® Index	26.86%	4.20%
Standard & Poor's 500® Index	15.06%	-0.72%

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs).

INVESTMENT ADVISER:  Davlin Fund Advisors, LLC is the Fund’s investment adviser.

INVESTMENT ADVISER PORTFOLIO MANAGER:  William E. B.Davlin is the portfolio manager and has served the Fund in such capacity since it commenced operations in June 2008.

PURCHASE AND SALE OF FUND SHARES:  The minimum initial investment in the Fund is $2,500.  For an IRA account, the minimum initial investment is $1,500.  The minimum subsequent investment for any account type is $100.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made by mail, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

TAX INFORMATION:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

PERFORMANCE COMPARISON:  The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.  The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. traded companies.  Index returns assume reinvestment of dividends.  Unlike the Fund’s returns, however, they do not reflect any fees or expenses.  An investor cannot invest directly in an index.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

THE FUND'S OBJECTIVES

The Fund’s Philanthropic Objective.  The Davlin Philanthropic Fund seeks to provide donations on a dependable and long-term basis to a large selection of charities.

The Fund’s Investment Objective.  The Fund seeks long-term capital appreciation.  The investment objective may be changed without shareholder approval; however, you will be given written advance notice of any such change.

THE FUND'S PRINCIPAL STRATEGIES

The Fund’s Principal Philanthropic Strategies.

Like all mutual funds, investors in the Fund own their pro rata share of the assets of the Fund, and receive their pro rata share of the Fund’s returns, less the fees and expenses.  The special feature of this Fund is that instead of the adviser fee just going to the investment adviser, part of it will be donated to charity.  The intent is to allow investors the ability to provide a recurring stream of donations to various charities without impacting, in a material way, their capital, which needs to be preserved for savings and retirement.

•

The Fund’s investment adviser, Davlin Fund Advisors, LLC, will be paid annually a fee equal to 1.00% of the Fund’s net assets to provide investment advice to the Fund and pay all of the Fund’s ordinary operating expenses.

•

The adviser is committed to the philanthropic goals of the Fund, and has agreed to waive annually any of the Fund’s advisory fees that represent a profit (defined as the adviser’s total income from advisory fees less operating expenses, including compensation to advisory personnel) to the adviser (“Waived Fees”) (see below for example).

•

The Fund will annually donate an amount equal to 0.50% of the Fund's net assets, plus any Waived Fees, to a non-profit foundation, the Davlin Foundation.  On an annual basis, the Foundation will distribute the Fund’s donations to various charities with guidance from the Fund’s investors.

•

The Fund also offers a Donation Matching Program, whereby certain Fund investors ask the Foundation to use their portion of the donations to match other investors’ gifts to specific charities.  Consequently, the amount that a specific charity may receive can be larger than the calculated amount as defined by individual investor requests.  For the year ending March 30, 2011, the average month-end Matching Premium was $9.27.  This means that for each $1.00 of donations with a specifically named charity, there was on average $9.27 in additional matching funds.

It is the adviser’s expectation that, if the Fund grows and the adviser benefits from the economies of scale, the amount of annual donation will increase - both as a percentage of Fund assets and in real dollars.  Through these economies of scale, the Fund hopes to make significant annual donations to a large variety of philanthropic causes.

The Foundation offers Fund investors three choices with respect to directing its donations.  Under the first option, the investor can elect to be a Donation Matching Investor and have his or her donations used to match other investors’ gifts.  Under the second option, the investor gives the Foundation guidance on which philanthropic area to direct its donations (for example, feeding people in need) and leaves the Board of Trustees of the Foundation to pick the specific charities.  Under the third option, the investor gives the Foundation guidance as to which charities should receive the donations.  Under this option, the investor can recommend up to three charities from an approved list.  Investors do not directly control the process for selecting the charities that receive donations, or the amount received by each charity.  For investors that purchase the Fund through investment platforms, retirement plans and other omnibus accounts, the Fund may only have limited information about individual investors’ shares.  In these situations, the Fund or the adviser will use reasonable efforts to obtain information from the applicable financial intermediary on a periodic basis regarding the respective investors’ charity of choice to determine the allocation of charitable donations.

For operational reasons, the Foundation maintains a list of approved charities, and may modify that list over time at the request of investors and charities.  However, there can be no assurance that the Foundation will approve any specific charity.  The Board of Trustees of the Foundation, in their sole discretion, has the authority to establish the criteria to become an approved charity.  The Board of Trustees of the Foundation consists of six trustees, four of which also serve on the Fund’s Board of Trustees.  Please visit www.DavlinFoundation.org for the list of approved charities and/or to submit your suggestions for charities that should receive consideration.  Fund investors may change their donation recommendations on an annual basis.  The Foundation has committed to the Fund that it will distribute the Fund’s donations, after paying Foundation operational expenses, annually.

Another key component of the Fund’s philanthropic strategy is the economies of scale that come with growth in assets.  In the beginning, when the Fund is small, it is anticipated that the adviser’s 1.00% fee will be used to pay expenses, and the adviser will have no profits to waive back to the Fund.  This means that the Fund’s donation will be limited to 0.50% of the Fund’s net assets.  However with the growth of Fund assets, the adviser expects that the cost of running the adviser, including paying the Fund’s ordinary operating expenses, should diminish below 1.00% of the Fund’s net assets.  The adviser has committed to return to the Fund, through Waived Fees, any profit.  If the Fund’s assets grow in a meaningful amount, this will allow the donations to charities to increase directly in proportion to the economies of scale realized by the adviser.  For example, if the economies of scale allow the adviser to run its business for an amount equal to 0.75% on the Fund’s net assets, then the Waived Fees of a 0.25% potential profit to the adviser would increase the charitable donations by an equal amount, making the annual donation equal to 0.75% of the Fund’s net assets.  Of course it is impossible to predict whether the Fund will grow or whether the adviser will realize these economies.

To assure the Fund’s investors and the Foundation’s Trustees that the adviser is working in good faith to promote charitable donations, the adviser has committed to disclose in the Fund’s Statement of Additional Information the compensation paid by the adviser for the previous calendar year to anyone owning shares in the adviser (including the portfolio manager, William Davlin) and any of their direct family members.  This disclosure will include all types of compensation, including salary, bonuses and benefits.  It is the adviser’s hope that full disclosure will provide Fund investors and the Foundation’s Trustees with the information needed to judge whether the adviser is honoring its philanthropic commitment.  The SAI is available to potential investors as well as shareholders at www.DavlinFunds.org or upon request.

The Fund’s charitable donations will be treated like any other fee or expense in that it will reduce the Fund’s net asset value and the Fund may use some or all of the charitable donations to reduce the distributions paid to shareholders.  As such, no further consideration is needed, or tax deduction permitted, by the shareholders.

For the latest rules governing the acceptance or distribution of donations by the Foundation, please go to www.DavlinFoundation.org (or link through www.DavlinFunds.org).

The Fund's Principal Investment Strategies.

The Fund seeks to meet its investment objective by investing primarily in equity securities traded on U.S. markets, including common stock, preferred stock, American Depositary Receipts ("ADRs"), and other investment companies, including exchange traded funds ("ETFs") and index funds.  An ADR is a U.S. dollar denominated certificate issued by a U.S. bank that evidences ownership of shares of a foreign company.  ADRs are alternatives to the direct purchase of the underlying foreign stock.

The Fund utilizes a “Quality Value” investment style to minimize risk and maximize return, with the goal of providing a superior long-term, risk-adjusted return.  This investment style has the following characteristics:

Value Investment Style – In managing the Fund, the investment adviser uses a value-style approach and invests in companies trading at a discount to their long term intrinsic value as defined by the portfolio manager and measured by metrics such as a low price-to-earnings, price-to-cash-flow, and/or price-to-book ratio.  Through this value-style investment strategy, the Fund seeks to maximize the potential for capital appreciation while minimizing investment risk.

Quality Company Characteristics – The Fund invests in high quality companies, as defined on a historical basis by metrics such as a high return on assets, return on equity, and/or return on risk capital, that in the portfolio manager’s opinion have stock prices that do not adequately reflect their long term intrinsic value.  Often the stock prices for the types of companies in which the Fund invests have declined due to bad news from the company or its sector, or a misunderstanding in the market.  While these companies may be facing obstacles, they may have favorable features such as capable and stable management teams, established brands, large insider ownership, undervalued assets, substantial cash reserves, and little debt.  A company meeting the investment adviser’s metrics may issue securities that are not deemed to be “high quality” by third-party analysts (e.g. Morningstar, Lipper).

Market Capitalization Range – The Fund seeks to find value without regard to a specified market capitalization range.

Trading Strategy – It is the investment adviser 's belief that superior returns are generated by investing in good companies at discounted prices and holding those investments until such time that a company's stock price rise above that company's long term intrinsic value.

Due Diligence – The investment adviser utilizes a qualitative research style that focuses on speaking with or reading information from sources like management, stock analysts, industry reporters, trade association representatives, competitors, vendors and customers to gain insight on companies.

The Fund may invest in the securities of other investment companies, including mutual funds, closed-end funds and ETFs ("Underlying Funds") to achieve exposure to a particular segment of the economy or geographic region if the adviser believes that a particular segment or geographic region is undervalued by the market.  The Underlying Funds will vary depending on the adviser’s assessment of the opportunities as they arise.

TEMPORARY INVESTMENTS

From time to time, the Fund may temporarily hold all or a portion of its assets in cash or cash equivalents as a defensive measure when attempting to respond to adverse market, economic, political or other conditions.  Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees and expenses.  These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

The Fund may also hold cash equivalents for up to 30 days pending investment.

THE FUND'S PRINCIPAL RISKS

The Fund’s Principal Philanthropic Risks

•

Charitable Designation Risk.  Once the donations from the Fund are paid to the Foundation, the Foundation’s Board of Trustees will have full authority over the proceeds.  In executing its mission, the Foundation has full authority to add or remove charities from its approved list, set minimum donation sizes or affect donations as they see fit.  As such, there can be no assurance that the investor’s recommended charities will receive donations.  The number of approved charities may not increase.

•

Donation Risk:  If the Fund does not grow in a meaningful way, or if the Fund’s expenses increase, the adviser will not achieve the economies of scale necessary for it to waive fees and the Fund’s donations will not increase beyond 0.50%.  If the Fund incurs any expenses that the adviser is unwilling or unable to pay, the Fund’s charitable contribution could drop below 0.50%.  There may be more tax efficient contribution strategies than investing in the Fund.

•

Donation Matching Premium Risk:  The Matching Premium may change both up and down over time as the ratio between amounts invested in the Fund by Donation Matching Investors and normal investors changes with contributions and redemptions.  Currently, the Matching Premium is both volatile and high.  As the Fund grows, we expect the Matching Premium to become more stable and lower.  In addition, the Davlin Foundation directors will decide which charities receive the matching funds, and there is no guarantee that any one specific charity will receive matching funds. Investors can check the current Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

The Fund’s Principal Investment Risks

All mutual funds carry a certain amount of risk.  The Fund's returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.  Below are some specific risks of investing in the Fund.

•

Management Risk.  The investment adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

•

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

•

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Recent market volatility illustrates that factors such as domestic and international economic growth and market conditions, interest rate levels and political events can result in significant changes in market values.

•

Underlying Fund Expenses Risks.  The Fund may invest in other Underlying Funds.  Investors in the Fund will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund also will incur brokerage costs when it purchases ETFs and closed-end funds.  Furthermore, investments in other funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.  The Fund is best suited for long-term investors.

•

Underlying Fund Risks.  The ETFs and index funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs and index funds will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by these investments may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and index funds to track their applicable indices.  The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.  In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares.

•

Smaller Company Risk.  The Fund may invest in smaller capitalization companies (that is, companies with market capitalizations of $1 billion or less).  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than do larger companies.  In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Foreign Investing Risk.  Because the Fund may invest in ADRs and Underlying Funds that hold foreign securities, it is subject to foreign investing risk.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country.  In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets.  Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.  Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular.  Owning foreign securities, including investments in emerging markets, could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

PORTFOLIO HOLDINGS DISCLOSURE:  A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  Shareholders may request portfolio holdings schedules at no charge by calling 1-877-DAVLIN-8.

MANAGEMENT OF THE FUND

Investment Adviser:  Davlin Fund Advisors, LLC, is the Fund’s investment adviser.  Founded in 2007, the adviser is located at 44 River Road, Suite A, Wayland, Massachusetts  01778.

For the year ended March 31, 2011, the adviser received a fee equal to 1% of the Fund’s average daily net assets.  The adviser pays all of the operating expenses of the Fund, excluding the Fund's charitable donations, Rule 12b-1 Fees, brokerage costs, borrowing costs, such as (a) interest, (b) dividends on securities sold short, and (c) costs associated with reverse repurchase agreements, taxes, indirect expenses incurred by underlying funds, and extraordinary expenses.

A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Fund and the adviser is available in the Fund's semi-annual report to shareholders for the period ended September 30, 2010.

The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Investment Adviser Portfolio Managers:  William E. B. Davlin is the portfolio manager and has served the Fund in such capacity since it commenced operations in June 2008.  The portfolio manager is responsible for the day-to-day management of the Fund.

As President of the adviser, Mr. Davlin is responsible for supervising the daily investment activities of the Fund.  He is also the President and a member of the Board of Trustees of the Davlin Foundation.  From 1996 to 2007, Mr. Davlin was CFO & Director of Burst Media Corporation, an Internet advertising sales company.  From 1992 to 1996, Mr. Davlin was a Research Analyst with Royce & Associates, the investment adviser for the Pennsylvania Fund and Royce Family of Funds, where he managed a sub-portfolio and provided research support to the portfolio managers of the Royce Low Price Fund, Royce Micro-Cap Fund, and Royce Micro-Cap Trust.  Mr. Davlin started his career as a Financial Analyst in the Chief Investment Office of the Equitable Financial Companies (now a subsidiary of The AXA Group).  Mr. Davlin holds an MBA from Fordham University with Beta Gamma Sigma honors and a BS in Mechanical Engineering from Lafayette College.

The Fund's Statement of Additional Information provides information about the compensation received by Mr. Davlin, other accounts that he manages and his ownership of Fund shares.

THE DAVLIN FOUNDATION

The Davlin Foundation was organized by William E. B. Davlin to support the philanthropic objective of the Davlin Philanthropic Funds.  As of the date of this Prospectus, the Fund and the adviser are the only intended donors to the Foundation.  Mr. Davlin along with three of the Fund’s Independent Trustees are Trustees of the Fund and also Trustees of the Foundation.  These individuals currently represent four of the six trustees on the Foundation’s Board.  Mr. Davlin is also the President of the Foundation.  The Foundation is a voluntary organization and no compensation is paid to its executives or Trustees.  Mr. Davlin is the Fund’s portfolio manager and owner of the adviser.

PRICING THE FUND’S SHARES

Shares of the Fund are sold at net asset value ("NAV") per share.  The NAV generally is calculated as of the close of trading on the New York Stock Exchange (NYSE) every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time ("ET").  The Fund's NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities (including the Fund’s charitable contributions), and then dividing by the total number of shares outstanding, rounded to two decimal places.

The Fund's assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund will invest in mutual funds.  The Fund's NAV is calculated based, in part, upon the NAV of the mutual funds in its portfolio, and the prospectuses of those mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.  ETFs trade at market price, not at the ETF’s NAV and therefore ETFs will be valued using market quotes.

HOW TO BUY SHARES

OPENING AN ACCOUNT

The Fund is a series of Davlin Philanthropic Funds and you may purchase shares directly from Davlin Philanthropic Funds.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with Davlin Philanthropic Funds to sell shares of the Fund.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in the Fund for the first time, you must submit a Shareholder Account Application along with (or prior to submitting) your investment to establish an account.  Applications are included with each printed Prospectus, or are available on the Fund’s website (www.DavlinFunds.org) or by calling 1-877-DAVLIN-8.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We also may ask for other identifying documents or information, and may take additional steps to verify your identity.  We may not be able to open your account or complete a transaction for you until we are able to verify your identity.  The Fund has an anti-money laundering compliance officer to monitor these requirements.

If you have any questions regarding the Fund, please call 1-877-DAVLIN-8.

PURCHASING SHARES

You may buy shares on any "business day."  Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

If you are purchasing directly from Davlin Philanthropic Funds, send the completed Shareholder Account Application and a check payable to the Fund in which you are investing to the following address:

Davlin Philanthropic Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Purchase orders received in "proper form" by the Fund's transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. ET.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in "proper form," the purchase order must include:

•

Shareholder Account Application (for new accounts)

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

If you are purchasing shares through a financial intermediary, follow the intermediary’s instructions.  The Fund may limit the amount of purchases and refuse to sell to any person or institution.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to Davlin Philanthropic Funds or the Fund are considered third-party checks.

A $25 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or the Fund agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund's transfer agent, at 1-877-DAVLIN-8 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.  Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

MINIMUM INVESTMENTS

The minimum initial investment is $2,500.  For an IRA account, the minimum initial investment is $1,500.  The minimum subsequent investment for any account type is $100.  You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions.  For more information, please read "Additional Redemption Information".

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

OTHER PURCHASE INFORMATION

If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption order on its behalf.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

The Fund also will impose a redemption fee on shares redeemed within 90 days of purchase.  For more information, please see "Redemption Fee" in this prospectus.

HOW TO REDEEM SHARES

REDEEMING SHARES

You may redeem your shares on any business day.  Redemption orders received in proper form by the Fund's transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day's NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, all signatures must be guaranteed.  Please call the transfer agent at 1-877-DAVLIN-8 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $25 will be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

REDEEMING BY MAIL

You may redeem any part of your account in the Fund by mail at no charge.  Your request, in proper form, should be addressed to:

Davlin Philanthropic Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TELEPHONE REDEMPTIONS

You may redeem any part of your account in the Fund by calling the transfer agent at 1-877-DAVLIN-8.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.  The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions or exchanges in a timely fashion.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

REDEMPTIONS-IN-KIND

Generally, all redemptions will be for cash.  However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund's assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions or taxes, on the sale or other disposition of the securities received from the Fund.

REDEMPTION FEE

Shareholders that redeem shares within 90 days of purchase will be assessed a redemption fee of 1.00% of the amount redeemed.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee.  The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund.  Due to operational considerations, certain brokerage firms and intermediaries may not impose a redemption fee.  You should contact your brokerage firm or intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the redemption fee at any time.  If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

ADDITIONAL REDEMPTION INFORMATION

If you are not certain of the redemption requirements, please call the transfer agent at 1-877-DAVLIN-8.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission ("SEC"), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you to redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine without advance notice.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DIVIDENDS AND DISTRIBUTIONS

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  The Fund distributes dividends and capital gains annually.  The Fund expects that distributions will consist primarily of ordinary income and long term capital gains.  These distributions are automatically reinvested in the Fund from which they are paid unless you request cash distributions on your application or through a written request to the Fund.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election between cash payments and reinvestment of dividends, you may call the Fund's transfer agent at 1-877-DAVLIN8 or send a written notification to:

Davlin Philanthropic Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Davlin Philanthropic Funds discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements.  Market timing may result in dilution of the value of the Fund's shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Fund may invest a portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.

The Board of Trustees has adopted a policy directing the Fund to impose a redemption fee on shares held less than 90 days and to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

TAXES

The Fund’s charitable donations will be treated like any other fee or expense in that it will reduce the Fund’s net asset value and the Fund may use some or all of the charitable donations to reduce the distributions paid to shareholders.  As such, no further consideration is needed, or tax deduction permitted, by the shareholders.  However, each investor should consult their tax specialist as to the tax impact of investing in this or any other mutual fund.

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if they do not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  As of the date of this Prospectus, the Rule 12b-1 Plan has not been activated and the Board of Trustees has no present intention to activate the Rule 12b-1 Plan.  Shareholders will be notified in advance if the Plan is activated.

SHAREHOLDER STATEMENTS AND REPORTS

Davlin Philanthropic Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

To reduce expenses and conserve natural resources, Davlin Philanthropic Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family.  If you would like to receive separate mailings, please call 1-877-DAVLIN-8 and Davlin Philanthropic Funds will begin individual delivery within 30 days after receiving your instructions.

At least twice a year, you will receive a financial report from the Fund.  In addition, you may periodically receive proxy statements and other reports.  Electronic copies of financial reports and prospectuses are available at www.DavlinFunds.org.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information was audited by Cohen Fund Audit Services, Ltd., the Fund’s Independent Registered Public Accounting Firm, whose report, along the with the Fund’s financial statements, are included in the Fund’s annual report, which is available upon request.

			For the Period *
	Year Ended	Year Ended	Ended
	3/31/2011	3/31/2010	3/31/2009

Net Asset Value, at Beginning of Period	$ 11.50	$ 8.28	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.06	0.10	0.09
Net Gain (Loss) on Securities (Realized and Unrealized)	1.81	3.39	(1.74)
Total from Investment Operations	1.87	3.49	(1.65)

Distributions from:
Net Investment Income	(0.14)	(0.27)	(0.07)
Capital Gains	(0.03)	-	-
	(0.17)	(0.27)	(0.07)

Net Asset Value, at End of Period	$ 13.20	$ 11.50	$ 8.28

Total Return ***	16.35%	42.39%	(16.53)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,471	$ 2,748	$ 1,636
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%****
Ratio of Net Investment Income to Average Net Assets	0.52%	1.01%	1.23%****
Portfolio Turnover	20.60%	27.84%	33.20%

*   June 11, 2008 Commencement of Investment Operations.

**   Net Investment Income per share amounts were calculated using the average share method and were calculated prior to any book to tax adjustments.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends and is not annualized for periods of less than one year.

**** Annualized for period less than one year.

Privacy Notice

Rev. May 2011

FACTS	WHAT DOES DAVLIN PHILANTHROPIC FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■

Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Davlin Philanthropic Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Davlin Philanthropic Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	Yes
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	Yes	Yes

To limit our sharing

■

Call us at 877-DAVLIN-8 (877-328-5468)

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice.  When you are no longer our customer, we continue to share your information as described in this notice.

Questions?	Call 877-DAVLIN-8 (877-328-5468) or go to www.DavlinFunds.org

What we do
How does Davlin Philanthropic Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Unless you have opted-out, we permit only authorized parties that have signed an agreement with us and charitable organizations that have received donations to access customer information as needed.

How does Davlin Philanthropic Funds collect my personal information?	We collect your personal information, for example, when you ■ open and account or deposit money ■ direct us to buy securities or direct us to sell your securities ■ seek advice about your investments
Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include nonfinancial companies, such as the Davlin Foundation
Nonaffiliates

Companies not related by common ownership or control.  They can be financial and nonfinancial companies.

■

Nonaffiliates we share with can include nonprofit organizations that receive contributions from the Davlin Foundation

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Davlin Philanthropic Funds does not jointly market

Davlin Philanthropic Funds

Davlin Philanthropic Fund

Board of Trustees

William E. B. Davlin

James F. Dwinell III

G. Keith Funston Jr.

George E. McCully

Investment Adviser

Davlin Fund Advisors, LLC

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

The Huntington National Bank

Legal Counsel

Thompson Hine LLP

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results as of the Fund as of the latest semi-annual or annual fiscal year end.

Electronic copies of the latest SAI, the annual report and the semi-annual report are available at www.DavlinFunds.org or you may call 1-877-DAVLIN-8 to request free copies of these documents or other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street NE, Washington, D.C. 20549-2736.

Investment Company Act File No. 811-22178

DPF

Davlin Philanthropic Funds

Creating a world of philanthropists.

PROSPECTUS

DAVLIN PHILANTHROPIC FUND

October 3, 2011

c/o Mutual Shareholder Services

8000 Towne Centre Dr. – 400

Broadview Heights, Ohio  44147

877-Davlin-8 toll free

440-922-0066 in Ohio

440-526-4446 fax

Davlin Fund Advisors, LLC

www.DavlinFunds.org

DAVLIN PHILANTHROPIC FUNDS

DAVLIN PHILANTHROPIC FUND

STATEMENT OF ADDITIONAL INFORMATION

October 3, 2011

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the Davlin Philanthropic Fund (the “Fund”) dated October 3, 2011.  The Fund’s Annual Report is incorporated by reference into this SAI.  A copy of the Prospectus and Annual Report can be obtained at no charge at www.DavlinFunds.org, by writing the transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or by calling 1-877-DAVLIN-8 (1-877-328-5468).  The Fund’s prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

Page

DESCRIPTION OF THE TRUST AND FUND

1

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

2

MANAGEMENT OF THE FUND

22

CODE OF ETHICS

25

DISTRIBUTION PLAN

25

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

26

Control Persons

26

Management Ownership

26

INVESTMENT ADVISORY AND OTHER SERVICES

26

Investment Adviser

26

Custodian

28

Fund Services

28

Independent Registered Public Accounting Firm

28

BROKERAGE ALLOCATION AND OTHER PRACTICES

29

DISCLOSURE OF PORTFOLIO HOLDINGS

30

DETERMINATION OF SHARE PRICE

31

REDEMPTION IN-KIND

31

TAX CONSEQUENCES

32

PROXY VOTING POLICIES AND PROCEDURES

32

FINANCIAL STATEMENTS

33

DESCRIPTION OF THE TRUST AND FUND

The Davlin Philanthropic Fund (the “Fund”) was organized as a diversified series of Davlin Philanthropic Funds (the “Trust”) on December 4, 2007 and commenced operations on June 11, 2008.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 27, 2007 and filed with the State of Ohio on December 4, 2007 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is Davlin Fund Advisors, LLC (the “Adviser”).

The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interest in the assets belonging to the Fund and the rights of shares of any other series are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed with or without cause at any time: (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective, (ii) by vote of the Shareholders holding not less than two-thirds of the Shares then outstanding, cast in person or by proxy at any meeting called for the purpose, or (iii) by a declaration in writing signed by Shareholders holding not less than two-thirds of the Shares then outstanding and filed with the Trust’s Custodian.  The Trustees shall call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of shares representing at least 10% of all of the votes represented by all outstanding shares of the Trust. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures for a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by the form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books of the Trust, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Securities and Exchange Commission (the “SEC”), together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing regarding the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections, or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any such objections or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund’s Assets” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Principal Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus.  These same investments and techniques may be used by the underlying funds (“Underlying Funds”) in which the Fund invests.  The Fund may invest up to 50% of its total assets in Underlying Funds.  In addition, the Fund may invest in Underlying Funds of all types, including but not limited to those types of Underlying Funds described herein.

Closed-End Investment Companies

The Fund may invest in closed-end investment companies.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”), and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end Fund’s common shares in an attempt to enhance the current return to such closed-end Fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Depositary Receipts

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Warrants and rights are not considered part of the Fund’s principal strategies.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

The Fund may invest in a range of exchange-traded funds (“ETFs”).  ETFs may include, but are not limited to, Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDSSM, Nasdaq-100 Index Tracking Stock (“QQQs”), iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 50 and streetTRACKS.  Additionally, the Fund may invest in new exchange traded shares as they become available.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500 Index”).  SPDRs trade on the American Stock Exchange (“AMEX”) under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Nasdaq 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. (“Barclays”).  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Lehman Brothers U.S. Aggregate Index and the Lehman 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International Index.  Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Lehman Brothers’ bond index.  ETFS (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see “Investments in Other Investment Companies” below.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  An investor may redeem creation units for the underlying  securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if a fund’s Adviser believes it is in the fund’s interest to do so.  A fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by a fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.  Many ETFs have obtained an exemptive order that allows redemptions exceeding one percent, provided certain requirements are met.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

To offset the risk of declining security prices, the Fund may invest in inverse ETFs.  Inverse EFTs are funds designed to rise in price when stock prices are falling.  Additionally, inverse EFT’s may employ leverage which magnifies the changes in the underlying stock index upon which they are based.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETF’s current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 10%).  Leveraged ETFs track an index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  Leveraged ETFs are more volatile than the benchmark index they track and typically don't invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the 1940 Act, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  Because other investment companies employ an investment adviser and incurs other operating expenses, such investments by the Fund may cause shareholders to bear duplicate fees and expenses.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority ("FINRA") for funds of funds.

Non-Principal Investment Strategies and Risks

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants, or a combination of the features of several of these securities, all of which may, in some instances, be classified as “junk”. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock..

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.  Investment by the Fund may produce positive returns but may be inconsistent with the Fund’s investment objective of capital appreciation. While not entirely consistent with the Fund’s investment objective of long-term capital appreciation, investment in corporate debt may produce positive returns thereby increasing overall appreciation in the Fund and/or may provide additional income to the Fund for investment purposes.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Underlying Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currency Exchange Transactions

The Fund may, directly or through investments in Underlying Funds, engage in foreign currency exchange transactions. The Fund or the Underlying Funds enter into these transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund or an Underlying Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s or an Underlying Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund or an Underlying Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  The Fund or an Underlying Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund or an Underlying Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund or an Underlying Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Foreign Securities

Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company then about a U.S. Company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.   Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty  in  enforcing  contractual obligations,  delays  in  settlement  of securities transactions and  greater  price  volatility.   In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. Futures contracts may be issued with respect to fixed-income securities, foreign currencies, single stocks or financial indices, including indices of U.S. government securities, foreign government securities, and equity or fixed-income securities.  U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts between the clearing members of the exchange. The Fund and Underlying Funds may invest in futures contracts only to the extent it could invest in the underlying instrument directly.

The Fund may engage in futures transactions for hedging purposes as well as for speculative purposes.  In these cases, the Fund’s primary purpose in entering into futures contracts is to protect the Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, the Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against the Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. Conversely, if the Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. The Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

If the Fund owns Treasury bonds and the portfolio manager expects interest rates to increase, the Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as the Fund selling Treasury bonds in its portfolio. If interest rates increase as anticipated, the value of the Treasury bonds would decline, but the value of the Fund’s interest rate futures contract will increase, thereby keeping the net asset value of the Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, the Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although the Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

Risk Factors in Futures Transactions

Liquidity Risk.  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions also could be impaired.

Risk of Loss.  Although the Fund may believe that the use of such contracts will benefit the Fund, the Fund’s overall performance could be worse than if the Fund had not entered into futures contracts if the Adviser’s investment judgment proves incorrect. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices that reflect the  rising market and may occur at a time when the sales are disadvantageous to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market that may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund will only engage in futures transactions when it is believed these risks are justified and will engage in futures transactions primarily for risk management purposes.

Correlation Risk.  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund’s current or potential investments. The Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities, which involves a risk that the futures position will not correlate precisely with the performance of the Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund’s investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. The Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund’s other investments.

Margin Requirements

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits:

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Are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded; and

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Are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM’s other customers. The Trust will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which it does business and by depositing margin payments in a segregated account with the Trust’s custodian.

SEC Segregation Requirements

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it is required to establish a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by the Fund, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts.  The Fund will limit its use of futures so that no more than 10% of the Fund’s net assets are segregated as collateral.

Liquidity Impact of Margin and SEC Segregation Requirements

Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets will be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund’s operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

High Yield Securities

The Fund may invest up to 10% of its net assets in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. While not entirely consistent with the Fund’s investment objective of long-term capital appreciation, investment in high-yield securities may produce positive returns thereby increasing overall appreciation in the Fund and/or may provide additional income to the Fund for investment purposes.  The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. An Underlying Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries.

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  An Underlying Fund may hold such common stock and other securities even if they do not invest in such securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of their net assets in illiquid securities, including limited partnerships. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by FINRA.

Under guidelines adopted by the Trust’s Board, the Fund’s Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000 (the “Deposit Limit”). The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to the Deposit Limit per bank; if the principal amount and accrued interest together exceed the Deposit Limit, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio, for speculative purposes, and to generate income or gain for the Fund.  These options will typically be American style options traded on an exchange, but would be traded over the counter.  The ability of the Fund to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.  The Fund will limit its use of options so that no more than 10% of the Fund’s assets are segregated as collateral for its obligations under the contract, and no more than 10% of the Fund’s assets are invested in options.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

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limited financial resources;

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infrequent or limited trading; and

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more abrupt or erratic price movements than larger company securities.

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In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest up to 25% of the Fund’s net assets in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy.  The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Adviser believes rights may become under priced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Adviser might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Adviser’s anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The Fund’s potential losses on a short sale are considered to be unlimited.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.   There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.  While not entirely consistent with the Fund’s investment objective of long-term capital appreciation, investment in short sales may produce positive returns thereby increasing overall appreciation in the Fund and/or may provide additional income to the Fund for investment purposes.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secure Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

The Fund’s investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.    While not entirely consistent with the Fund’s investment objective of long-term capital appreciation, investment in U.S. government securities may produce positive returns thereby increasing overall appreciation in the Fund and/or may provide additional income to the Fund for investment purposes.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Adviser might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Adviser’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund’s custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  For example, certain leveraged transaction, such as short sales, futures contracts, and selling options, will not be treated as senior securities if the Fund’s obligation under the transaction are secured or “covered” with segregated Fund assets.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.    This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.  Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above or the policy on illiquid securities set forth in paragraph 4 below.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.  If 15% or more of the Fund’s net assets are invested in illiquid securities, it will take immediate steps to reduce the percentage.

MANAGEMENT OF THE TRUST

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of March 31, 2011, the Fund is the only series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

Board Leadership Structure.  The Board is led by Mr. William E. B. Davlin, who has served as the President of the Board since the Fund commenced operations in 2008.  Mr. Davlin is an interested person by virtue of his position as Chief Executive Officer of the Fund’s Adviser.  The Board of Trustees is comprised of Mr. Davlin and three persons who are not “interested persons” of the Fund, as defined under the 1940 Act (each an “Independent Trustee,” together the “Independent Trustees”).  The Board does not have a lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting.  The President of the Board is generally responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its President, together with the Audit Committee and the full Board of Trustees, provides effective leadership that is in the best interests of the Fund and each shareholder.

Board Risk Oversight.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee, which has a separate chair, considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust collectively believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Davlin has over 15 years of business experience in the investment management and internet advertising businesses and is skilled in portfolio and risk management functions.  He also possesses a refined understanding of the operations of philanthropic organizations and the interests of philanthropists.  Mr. George E. McCully has over 10 years of non-profit organization and philanthropic experience.  As the creator of The Catalogue of Philanthropy, Mr. McCully brings the Board a broad, yet detailed, understanding of the non-profit industry.  This perspective is important to the goal of supporting the Fund's philanthropic mission.  Mr. James F. Dwinell III has over 30 years of experience in the banking and financial services industry in addition to serving as a director on several financial boards.  Complementing his financial experience, Mr. Dwinell has served as a trustee on boards of over 30 non-profit organizations throughout his career.  As a result, Mr. Dwinell brings the Board the discipline achieved through a career in the regulated industry of banking and financial services, and that of a seasoned trustee.  Mr. G. Keith Funston, Jr. is an antiques business owner with decades of hands-on experience as a financial and operational executive with a variety of firms in the management consulting (financial systems), materials & energy, and specialty construction industries.  In addition to his financial and leadership skills, Mr. Funston brings the Board the perspective of an entrepreneur.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them highly qualified.

Trustees and Officers.  The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years and other information, are shown below.  Each Trustee serves until the earlier of the individual’s resignation, removal, disqualification or death, or until a successor is duly elected and qualified.

The following table provides information regarding each Independent Trustee.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
George E. McCully; Address: 44 River Road, Suite A Wayland, MA 01778 Age: 72	Trustee	Indefinite/ March 2008 to present	President and CEO, Catalogue for Philanthropy (promotes philanthropy) 2002 to present; Principal, George McCully (consulting business) 1983 to present; Trustee, Ellis L. Phillips Foundation (family foundation) 1988 to present; Trustee, New England Wild Flower Society (plant conservation) 1998 to 2005.	1	None.
James F. Dwinell III; 44 River Road, Suite A Wayland, MA 01778Age: 71	Trustee	Indefinite/ March 2008 to present	Retired since 2003; President and CEO, Cambridge Trust Company, 1989 to 2003.	1	Director, Cambridge Bancorp 2003 to 2009.
G. Keith Funston, Jr.[3] 44 River Road, Suite A Wayland MA 01778 Age: 62	Trustee	Indefinite/ March 2008 to present	Antiques dealer/owner, Funston Antiques, 1996 to present; Board Treasurer, Earthwatch Institute, 1994 to present; Director, FNX Corp. (national healthcare systems provider) 1995 to present; COO, InSite/NuStone Surfacing, Inc. (building of large-scale public landscapes), 1988 to 1997; CFO, Advanced Energy Dynamics (high-tech systems developer to purify powdered commercial material), 1980 to 1988.	1	None.

1The “Fund Complex” consists of Davlin Philanthropic Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee During the Past Five Years
William E. B. Davlin[2,3] 44 River Road, Suite A Wayland, MA 01778 Age: 45	President and Trustee	President: 1 year Trustee: 1 year/ March 2008 to present	President and Owner, Davlin Fund Advisors, LLC (adviser to the Fund), 2007 to present; Chief Financial Officer and Director, Burst Media Corporation (internet advertising sales company), 1996 to 2007; Research Associate, The Royce Funds, 1992 to 1996.	1	None
Frances Tracy Davlin[3] 44 River Road, Suite A Wayland, MA 01778 Age: 43	Secretary	1 year / February 2008-present	Homemaker, 1997 to present; Assistant Vice President, Equity Syndicate Desk NYC, Lehman Brothers, Inc., 1991 to 1997.	NA	NA

1 The "Fund Complex" consists of Davlin Philanthropic Funds.

2 William E.B Davlin is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund's investment adviser.

3 Mr. Davlin and Frances Tracy Davlin are spouses, and she is Mr. Funston’s wife’s cousin.

The Trust’s audit committee consists of all of George E. McCully, James F. Dwinell, III and G. Keith Funston, Jr..  The audit committee is responsible for (i) overseeing the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.  The audit committee met twice during the period ended March 31, 2011.

As of December 31, 2010, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee	Dollar Range of Securities In the Davlin Philanthropic Fund	Aggregate Dollar Range of Securities In Trust
William E. B. Davlin (interested Trustee)	over $100,000	over $100,000
George E. McCully (Independent Trustee)	$0	$0
James F. Dwinell III (Independent Trustee)	$0	$0
G. Keith Funston, Jr. (Independent Trustee)	over $100,000	over $100,000

The following table describes the compensation paid to the Trustees for the Trust’s fiscal period ended March 31, 2011.  Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund.

Name	Aggregate Compensation from the Davlin Philanthropic Fund	Total Compensation from Trust
William E. B. Davlin (interested trustee)	$0	$0
George E. McCully (independent trustee)	$1,200	$1,200
James F. Dwinell III (independent trustee)	$1,200	$1,200
G. Keith Funston, Jr. (independent trustee)	$1,200	$1,200

1 The Trust is comprised of the Davlin Philanthropic Fund.

CODE OF ETHICS

Pursuant to the requirements of rule 17j-1 under the 1940 Act and to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund and the Adviser have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund and the Adviser are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits the Fund to pay the Adviser for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  The Fund paid no Rule 12b-1 fees during the fiscal years ended March 31, 2011 and March 31, 2010 or during the fiscal period from June 11, 2008 (commencement of operations) to March 31, 2009.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Trustees expect that, if implemented, the Plan could significantly enhance the Fund’s ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund would produce economies of scale that benefit the shareholders, facilitate more efficient portfolio management, and assist the Fund in seeking to achieve its investment objective.

The Plan has been approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person.  Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser.

As of July 18, 2011, Mr. Davlin (including his immediate family), whose address is 44 River Road, Suite A, Wayland, MA 01778, owned 83.71% of the outstanding shares of the Fund and as such may be deemed to control the Fund.  As of July 18, 2011, no other shareholder owned 5% or more of the outstanding shares of the Fund.

Management Ownership

As of July 18, 2011, all officers and Trustees as a group beneficially owned 88.34% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

The Trustees selected Davlin Fund Advisors, LLC as the investment adviser to the Fund.  Mr. Davlin owns more than 25% of the Adviser and is deemed to control the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.  In addition, the Fund will donate 0.50% of the average daily net assets of the Fund plus any waived fees to the Davlin Foundation.  For the fiscal years ended March 31, 2011 and March 31, 2010 and for the fiscal period from June 11, 2008 (commencement of operations) to March 31, 2009, the Fund paid management fees of $29,404, $20,940 and $12,523, respectively, and made charitable contributions to the Davlin Foundation of $14,702, $10,470 and $6,261, respectively.  During the fiscal year ended March 31, 2011, the Adviser did not pay compensation to anyone owning shares in the Adviser (including Mr. Davlin).

The Adviser pays all of the expenses of the Fund, excluding the Fund’s charitable donations, brokerage costs, borrowing costs, such as (a) interest, (b) dividends on securities sold short, and (c) costs associated with reverse repurchase agreements, taxes, indirect expenses incurred by Underlying Funds, and extraordinary expenses.

The Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the 1940 Act at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Agreement will terminate automatically.

Mr. Davlin is the portfolio manager responsible for the day-to-day management of the Fund.  As of March 31, 2011, Mr. Davlin was responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The Adviser has not identified any material conflicts because the Adviser currently manages no other accounts.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts in the future.  The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts.   Another potential conflict of interest may arise where another account has the same investment objective as either of the Fund, whereby the portfolio manager could favor one account over another.  Further, a potential conflict could include Mr. Davlin’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund.  These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The following table shows the dollar range of equity securities beneficially in the Fund owned by Mr. Davlin as of March 31, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Davlin Philanthropic Fund
William E. B. Davlin	over $1,000,000

Custodian

The Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Fund Services

Mutual Shareholder Services, LLC (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, acts as the transfer agent (“Transfer Agent”) for the Fund.  MSS maintains the records of the shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  MSS receives an annual fee from the Adviser of $11.50 per shareholder (subject to a minimum monthly fee of $775.00 per Fund) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant (“Fund Accounting Agent”), MSS receives an annual fee from the Adviser based on the average value of the Fund.  These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for asset above $150 million the annual fee is $59,250.  MSS may discount their fees for transfer agent and fund accounting services from time to time.  For the fiscal years ended March 31, 2011 and March 31, 2010 and for the fiscal period from June 11, 2008 (commencement of operations) to March 31, 2009, the Adviser paid MSS fees of $12,000, $12,000 and $10,000, respectively, for transfer agent and fund accounting services.

Independent Registered Public Accounting Firm

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy., Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2012.  Cohen Fund Audit Services, Ltd. will perform an annual audit of the Fund’s financial statements and provides financial, tax and accounting services as requested.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  For the fiscal years ended March 31, 2011 and March 31, 2010 and for the fiscal period from June 11, 2008 (commencement of operations) to March 31, 2009, the Fund paid brokerage commissions of $1,485, $1,125 and $3,039, respectively.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Adviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser believes an adjustment is reasonable.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  The Fund’s portfolio holdings are also available on the Fund’s website www.davlinfunds.org.  Information is posted 30 days after each month end.  This disclosure policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund, with Board of Trustees approval, may enter into ongoing arrangements to release portfolio holdings and other portfolio data to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than monthly.  These rating agencies may release information about the attributes of the Fund’s portfolio, including the top 10 holdings in the Fund 15 days after each month end.  However, a complete list of holdings will not be released sooner than 30 days after each month end.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has only limited ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund.   The Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily to carry out the essential operations of the Fund.   The Fund discloses portfolio holdings to its auditors, legal counsel, pricing services, and prospective or newly hired investment advisers or sub-advisers as needed.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed, but may be on a real time basis in some instances.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party, including any service provider to the Fund, wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, (iv) whether any compensation or other consideration will or has been exchanged in connection with the sharing of the information, and (v) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration for themselves or on behalf of the Fund as a result of disclosing the Fund’s portfolio holdings.  The Fund’s Chief Compliance Officer monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund’s Adviser, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

TAX CONSEQUENCES

The Fund intends to qualify under Subchapter M of the Internal Revenue Code.  Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. To qualify as a “regulated investment company” under Sub-Chapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes.  The Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.  Any subsequent dividend distribution of the Fund’s earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket). The Fund may invest in companies that pay “qualifying dividends.”  Investors in the Fund may benefit from the lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

Tax Distribution: The Fund’s distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding: The Fund is required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund’s to the Adviser.  The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser.  In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Adviser shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll free, 1-877-DAVLIN-8 and at www.DavlinFunds.org.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-877-DAVLIN-8 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm that is required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2011.  You can obtain the Annual Report without charge at www.DavlinFunds.org or by calling the Fund at 1-877-DAVLIN-8 (1-877-328-5468).

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting

Davlin Fund Advisors, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, Davlin Fund Advisors, LLC (the “Adviser”)  specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting any proxies.   Therefore, the Adviser will not vote proxies for these clients. However, the Adviser will vote proxies on behalf of investment company clients (“Funds”).  The Adviser has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if the Adviser accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. To fulfill its responsibilities to Funds, Davlin Fund Advisors, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes.  Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund.  Under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent.  Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

•

when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o

seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o

vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by going to www.DavlinFunds.org or calling 1-877-DAVLIN-8.  We will e-mail or send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.